ALLIANCE
                           --------------------------
                                 SELECT INVESTOR
                           --------------------------
                                     SERIES
                           --------------------------
                                PREMIER PORTFOLIO
                           --------------------------

                                                                Annual Report
                                                                October 31, 1998

                                                      Alliance Capital [LOGO](R)

                                                 Alliance Select Investor Series
LETTER TO SHAREHOLDERS                                         Premier Portfolio
================================================================================

December 28, 1998

Dear Shareholder:

We are pleased to provide the introductory shareholder report for Alliance Select Investor Series Premier Portfolio for the period ended October 31, 1998. The strategy, performance and outlook for the Fund and the financial markets are discussed.

Your Fund's investment objective is to seek long-term growth of capital through all market conditions. Premier Portfolio invests a majority of its assets in a core portfolio of stocks of large, intensively researched, high quality companies that we believe are likely to achieve superior earnings growth. The core portfolio typically consists of the 25 companies that are the most highly regarded at any point in time. The balance of the portfolio may be invested in equity securities of other U.S. and non-U.S. companies that we believe have exceptional growth potential.

TOUGH FIRST THREE MONTHS

Premier Portfolio was launched during one of the most violent market corrections in recent memory. The market retreated approximately 20% during August and September. During this period we took advantage of the correction to invest into the market. However, the length of the correction and our investment into some stocks, caused the Fund to underperform the market. While the Fund's investment strategies are designed to provide some protection in a down trending market, no investment product, including the Fund, can fully protect against down markets.

Our underlying investment thesis during this volatile period, given the potential risks we saw in the market, was to overweight positions in the technology and financial sectors so as to counterbalance each other in a slowing economy. However, the quickness in which asset/credit quality became a real issue for those trading/banking entities effectively negated this strategy. Several of our financial holdings at the time such as Citigroup, Inc., Merrill Lynch & Co., Inc. and Morgan Stanley, Dean Witter & Co. declined 30-50% from their highs in July. We have since sold our position in Merrill Lynch & Co., Inc.

As of October 31, 1998 the Fund's main holdings were in the technology, consumer and finance sectors. Top technology holdings included Dell Computer Corp., Nokia Corp. and Cisco Systems, Inc. Top consumer holdings included Home Depot, Inc., Dayton Hudson Corp. and Air Touch Communications. Top finance holdings included Washington Mutual, Inc., Freddie Mac and U.S. Bancorp.

INVESTMENT RESULTS

The following table shows how the Fund performed from its inception date on July 29, 1998 to October 31, 1998. For comparison, we have shown returns for the overall U.S. stock market, represented by the unmanaged S&P 500 Stock Index and the Russell 1000 Growth Stock Index.

The Fund and its benchmarks experienced negative performance over the period due to the Asian crisis and subsequent problems in Russia and Latin America. Several of your Fund's financial holdings declined during this time which negatively affected performance.

--------------------------------------------------------------------------------
INVESTMENT RESULTS*
Period Ended October 31, 1998

                                                                   Total Returns
                                                                   Since Fund's
                                                                  Inception Date
                                                                  --------------

Alliance Select Investor Series
  Premier Portfolio
  Class A                                                             -4.70%
  Class B                                                             -5.10%
  Class C                                                             -5.00%

S&P 500 Stock Index                                                   -1.95%

Russell 1000 Growth
  Stock Index                                                         -1.58%

* The Fund's investment results are total returns for the period, and are based on the net asset value from the Fund's inception date on July 29, 1998 to October 31, 1998. All fees
--------------------------------------------------------------------------------

                                                 Alliance Select Investor Series
                                                               Premier Portfolio
================================================================================

and expenses related to the operation of the Fund have been deducted but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund and its comparative benchmarks include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

Returns for the benchmarks are from the Fund's inception date to the end of the period on October 31, 1998. The S&P 500 Stock Index is an unmanaged index of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The Russell 1000 Growth Stock Index consists of 1000 of the largest stocks representing approximately 87% of the U.S. equity market. The indices reflect no fees or expenses. An investor cannot invest directly in the indices.

MARKET ENVIRONMENT AND OUTLOOK

The world's financial markets have changed dramatically over the last six months. Investors are now concerned that the recession/deflation environment that impacted Asia last year has circuitously spread to both Latin America and Eastern Europe through Russia. Russia's collapse may be correctly judged as being economically insignificant, but it proved to be the turning point for the world's financial markets. Russia's problems impacted not only emerging market economies, but also rich country commodity producers whose export revenues have collapsed. Compounding this negative development is the potential credit/liquidity crisis that firms like Long Term Capital Management (LTCM) have brought into focus. LTCM, a large, highly leveraged fund, lost a good deal of its value very quickly as interest rate spreads went against them due to the liquidity crisis. Some investors feared this could happen to other highly leveraged funds.

First on the recessionary/deflationary front, we believe that the Latin American situation is of greatest significance to the U.S. due to the important trade relationship with our two neighbors, Mexico and Canada. We are focusing particularly on Brazil, which we believe will adopt the needed fiscal and monetary policies to orchestrate a managed and gradual devaluation (6% per year) of Brazil's currency, the real. This should alleviate corresponding pressures on Argentina.

With regards to the credit/liquidity crisis, investment organizations like LTCM have stressed the global financial systems through the leverage they employed. We have certainly experienced the increased volatility associated with the unwinding, or "focused selling," of these leveraged positions in recent months. However, we believe that the actual trading, credit and counterparty losses associated with LTCM will be forthcoming and could impact some company balance sheets. The likely conclusion we can draw is that credit, in its many forms, will be more difficult to obtain in the capital markets going forward.

As we approach the millennium, Year 2000 (Y2K) computer and 1999 Euro conversion issues could quickly create uncertainty regarding our computer readiness and security. This is particularly true in the government area and the financial sector, with Europe and Asia a step behind the U.S. in terms of preparedness.

As we step back and analyze these developments, it is important to recognize that the U.S. and Europe account for $15 trillion of the $25 trillion world Gross Domestic Product (GDP). The United States' $7 trillion economy is primarily domestic with the U.S. consumer playing the dominant role. In order to ensure the health of the U.S. consumer, the Federal Reserve has the flexibility to cut rates (which happened three times in recent months). Additionally, it is possible that the U.S. Congress could cut taxes next year which would also help the U.S. consumer. Fed funds rates are now at 4.75%, and we believe there is flexibility down to a 3.00% level. (Expected U.S. inflation is less than 2% and Europe's short-term rates are at 3.00%.) In other words, to get from where we are today to a recession in the U.S., and a resulting global slump, would require the current global concerns to worsen (e.g., Japanese banking reforms continue to stall) and U.S. policy makers to exercise poor judgment in using their available tools to keep the economy on its current track.

PORTFOLIO STRATEGY

Our cautiously optimistic view of the U.S. equity market has not changed. A "flight to quality" will likely mean lower U.S. interest rates. As of mid-December, the long

                                                 Alliance Select Investor Series
                                                               Premier Portfolio
================================================================================

bond yield was approximately 5.00%. Well chosen large cap growth stocks, with double-digit earnings growth, should reflect their superior returns over time.

The market has been indiscriminate in its selling of stocks. We are using this as an opportunity to add to key holdings where our confidence in the underlying earnings capacity of the companies remains high and where the exposure to developing countries is either muted or overly discounted.

The issues for the emerging markets, particularly Asia and Russia, are real and troubling. However, our often stated positives for the U.S. equity market remain in place. The U.S. continues to enjoy some tremendous strengths in both absolute and relative terms. These range all the way from our democratic-capitalist base, through sound legal and accounting structures, excellent corporate health, technology leadership, ongoing benefits of cost cutting, brand leadership, centralist fiscal, monetary and political policies, and strong 401(k) type investment flows. Thus, although we anticipate market volatility to continue, we also argue that there are very persuasive reasons for "staying the equity course."

Thank you for your interest in Alliance Select Investor Series Premier Portfolio. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Alfred Harrison

Alfred Harrison
Senior Vice President


/s/ Michael J. Reilly

Michael J. Reilly
Vice President

--------------------------------------------------------------------------------
Shares of the Fund are not deposits or obligations of, guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risks, including the possible loss of principal.
--------------------------------------------------------------------------------

                                                 Alliance Select Investor Series
INVESTMENT OBJECTIVE AND POLICIES                              Premier Portfolio
================================================================================

Alliance Select Investor Series Premier Portfolio seeks long-term capital appreciation by investing in a non-diversified portfolio of equity securities of large, intensively researched, high quality companies that are judged likely to achieve superior earnings growth.

INVESTMENT RESULTS
================================================================================

NAV and SEC Average Annual Total Returns as of October 31, 1998

                               ------------------
                                 Class A Shares
                               ------------------

                                                    Without             With
                                                  Sales Charge      Sales Charge
                                                --------------------------------
Since Inception*                                      -4.70%           -8.72%

                               ------------------
                                 Class B Shares
                               ------------------

                                                    Without             With
                                                  Sales Charge      Sales Charge
                                                --------------------------------
Since Inception*                                     -5.10%           -8.90%%

                               ------------------
                                 Class C Shares
                               ------------------

                                                    Without             With
                                                  Sales Charge      Sales Charge
                                                --------------------------------
Since Inception*                                      -5.00%          -5.95%

SEC Average Annual Total Returns as of the most recent quarter-end (September 30, 1998)

                                               Class A      Class B      Class C
                                               -------      -------      -------
Since Inception*                               -16.57%      -16.58%      -13.87%

The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
*     Inception date: 7/29/98 for all share Classes.

TEN LARGEST HOLDINGS                             Alliance Select Investor Series
October 31, 1998                                               Premier Portfolio
================================================================================

--------------------------------------------------------------------------------
  COMPANY                                   VALUE          PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
  Nokia Corp. (ADR)(a)                  $ 6,680,919                 7.8%
--------------------------------------------------------------------------------
  Dell Computer Corp.                     4,978,000                 5.8
--------------------------------------------------------------------------------
  Cisco Systems, Inc.                     4,501,350                 5.3
--------------------------------------------------------------------------------
  Tyco International, Ltd.(a)             4,264,275                 5.0
--------------------------------------------------------------------------------
  AirTouch Communications, Inc.(a)        3,900,100                 4.5
--------------------------------------------------------------------------------
  Home Depot, Inc.(a)                     3,870,150                 4.5
--------------------------------------------------------------------------------
  Pfizer, Inc.                            3,841,788                 4.5
--------------------------------------------------------------------------------
  Schering-Plough Corp.                   3,508,038                 4.1
--------------------------------------------------------------------------------
  Dayton Hudson Corp.                     3,059,475                 3.6
--------------------------------------------------------------------------------
  Freddie Mac                             2,760,000                 3.2
--------------------------------------------------------------------------------
                                        $41,364,095                48.3%
--------------------------------------------------------------------------------

MAJOR PORTFOLIO PURCHASES AND SALES
July 29, 1998* to October 31, 1998
================================================================================
                                                          SHARES+
--------------------------------------------------------------------------------
  PURCHASES                                      BOUGHT        HOLDINGS 10/31/98
--------------------------------------------------------------------------------
  AirTouch Communications, Inc.                  54,000             54,000
--------------------------------------------------------------------------------
  Bristol-Myers Squibb Co.                       23,300             23,300
--------------------------------------------------------------------------------
  Cisco Systems, Inc.                            52,300             71,450
--------------------------------------------------------------------------------
  Dayton Hudson Corp.                            72,200             72,200
--------------------------------------------------------------------------------
  Dell Computer Corp.                            46,000             76,000
--------------------------------------------------------------------------------
  Home Depot, Inc.                               83,900             83,900
--------------------------------------------------------------------------------
  Nokia Corp. (ADR)                              72,300             72,300
--------------------------------------------------------------------------------
  Pfizer, Inc.                                   35,800             35,800
--------------------------------------------------------------------------------
  Schering-Plough Corp.                          34,100             34,100
--------------------------------------------------------------------------------
  Tyco International, Ltd.                       50,400             50,400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  SALES                                           SOLD         HOLDINGS 10/31/98
--------------------------------------------------------------------------------
  Campbell Soup Co.                               6,100               -0-
--------------------------------------------------------------------------------
  Ciena Corp.                                     8,400               -0-
--------------------------------------------------------------------------------
  Colgate-Palmolive Co.                          11,500               -0-
--------------------------------------------------------------------------------
  Compaq Computer Corp.                          35,000               -0-
--------------------------------------------------------------------------------
  Gillette Co.                                    6,100               -0-
--------------------------------------------------------------------------------
  Halliburton Co.                                31,900               -0-
--------------------------------------------------------------------------------
  Honeywell, Inc.                                 8,600               -0-
--------------------------------------------------------------------------------
  Humana, Inc.                                   50,000               -0-
--------------------------------------------------------------------------------
  Merrill Lynch & Co., Inc.                      21,400               -0-
--------------------------------------------------------------------------------
  Walt Disney Co.                                24,400               -0-
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(a)   Adjusted for market value of call options purchased and written.

*     Commencement of operations.

+     Adjusted for stock splits.

PORTFOLIO OF INVESTMENTS                         Alliance Select Investor Series
October 31, 1998                                               Premier Portfolio
================================================================================

Company                                             Shares              Value
--------------------------------------------------------------------------------
COMMON STOCKS - 89.8%
TECHNOLOGY - 30.4%
COMMUNICATION
  EQUIPMENT - 11.3%
EMC Corp.(a) ............................           29,300          $  1,886,188
Lucent Technologies, Inc. ...............           13,200             1,058,475
Nokia Corp. (ADR)(a)(b)(c) ..............           72,300             6,728,419
                                                                    ------------
                                                                       9,673,082
                                                                    ------------
COMPUTER
  HARDWARE - 5.8%
Dell Computer Corp.(a) ..................           76,000             4,978,000
                                                                    ------------
COMPUTER
  SOFTWARE - 3.9%
HBO & Co. ...............................           36,000               945,000
Microsoft Corp.(a) ......................           22,800             2,413,950
                                                                    ------------
                                                                       3,358,950
                                                                    ------------
NETWORKING
  SOFTWARE - 6.9%
America Online, Inc.(a) .................           11,000             1,397,687
Cisco Systems, Inc.(a) ..................           71,450             4,501,350
                                                                    ------------
                                                                       5,899,037
                                                                    ------------
SEMICONDUCTOR
  COMPONENTS - 2.5%
Intel Corp. .............................           23,300             2,078,069
                                                                    ------------
                                                                      25,987,138
                                                                    ------------
CONSUMER SERVICES - 21.8%
AIRLINES - 2.2%
Northwest Airlines
  Corp.(a) ..............................           28,100               736,747
UAL Corp.(a) ............................           17,200             1,116,925
                                                                    ------------
                                                                       1,853,672
                                                                    ------------
BROADCASTING &
  CABLE - 5.4%
AirTouch Communications,
  Inc.(a) ...............................           54,000             3,024,000
Tele-Communications
  Liberty Media Group
  Cl. A(a) ..............................           42,500             1,617,656
                                                                    ------------
                                                                       4,641,656
                                                                    ------------
ENTERTAINMENT &
  LEISURE - 1.1%
Time Warner, Inc.(d) ....................           10,300          $    955,969
                                                                    ------------
PRINTING &
  PUBLISHING - 0.4%
Gannett Co., Inc. .......................            6,300               389,812
                                                                    ------------
RETAIL - GENERAL
  MERCHANDISE - 12.7%
Dayton Hudson Corp. .....................           72,200             3,059,475
Home Depot, Inc. ........................           83,900             3,649,650
Kohl's Corp.(a) .........................           29,100             1,391,344
Lowe's Cos., Inc. .......................           20,000               673,750
Wal-Mart Stores, Inc. ...................           30,200             2,083,800
                                                                    ------------
                                                                      10,858,019
                                                                    ------------
                                                                      18,699,128
                                                                    ------------
FINANCE - 15.9%
BANKING - REGIONAL - 3.1%
BankAmerica Corp. .......................           23,400             1,344,037
U.S. Bancorp ............................           35,300             1,288,450
                                                                    ------------
                                                                       2,632,487
                                                                    ------------
BROKERAGE & MONEY
  MANAGEMENT - 1.3%
Morgan Stanley, Dean
  Witter & Co. ..........................           17,000             1,100,750
                                                                    ------------
INSURANCE - 2.6%
American International
  Group, Inc. ...........................            7,800               664,950
Citigroup, Inc. .........................           20,250               953,016
Progressive Corp. .......................            3,000               441,750
SunAmerica, Inc. ........................            3,000               211,500
                                                                    ------------
                                                                       2,271,216
                                                                    ------------
MORTGAGE
  BANKING - 5.8%
Freddie Mac .............................           48,000             2,760,000
Washington Mutual, Inc. .................           59,636             2,232,623
                                                                    ------------
                                                                       4,992,623
                                                                    ------------

                                                 Alliance Select Investor Series
                                                               Premier Portfolio
================================================================================

Company                                             Shares              Value
--------------------------------------------------------------------------------
MISCELLANEOUS - 3.1%
Associates First Capital
  Corp. Cl. A .........................             23,800           $ 1,677,900
Household International,
  Inc .................................             23,600               862,875
MBNA Corp. ............................              4,320                98,550
                                                                    ------------
                                                                       2,639,325
                                                                    ------------
                                                                      13,636,401
                                                                    ------------
HEALTHCARE - 13.9%
DRUGS - 12.4%
Bristol-Myers Squibb Co. ..............             23,300             2,576,106
Merck & Co., Inc. .....................              4,100               554,525
Pfizer, Inc. ..........................             35,800             3,841,788
Schering-Plough Corp. .................             34,100             3,508,038
Warner-Lambert Co. ....................              2,100               164,587
                                                                    ------------
                                                                      10,645,044
                                                                    ------------
MEDICAL SERVICES - 1.5%
IMS Health, Inc. ......................             18,800             1,250,200
                                                                    ------------
                                                                      11,895,244
                                                                    ------------
MULTI-INDUSTRY - 3.7%
Tyco International, Ltd. ..............             50,400             3,121,650
                                                                    ------------
CONSUMER STAPLES - 1.9%
BEVERAGE - 0.6%
Coca-Cola Co. .........................              7,600               513,950
                                                                    ------------
RETAIL - FOOD &
  DRUGS - 1.3%
Kroger Co.(a) .........................             10,100               560,550
Rite Aid Corp. ........................             14,000               555,625
                                                                    ------------
                                                                       1,116,175
                                                                    ------------
                                                                       1,630,125
                                                                    ------------
UTILITY - 1.3%
TELEPHONE UTILITY - 1.3%
MCI WorldCom, Inc.(a) .................             20,000             1,105,000
                                                                    ------------
CAPITAL GOODS - 0.9%
MISCELLANEOUS - 0.9%
United Technologies
  Corp ................................              8,450               804,862
                                                                    ------------
Total Common Stocks
  (cost $74,253,972) ..................                               76,879,548
                                                                    ------------

                                                   Contracts(e)
                                                   or Principal
                                                      Amount
Company                                               (000)              Value
--------------------------------------------------------------------------------
CALL OPTIONS
  PURCHASED - 5.7%(a)
AirTouch
  Communications, Inc. ..................
  expiring Jan '00 @ $30 ................              221          $    629,850
  expiring Jan '00 @ $35 ................              100               246,250
Bristol-Myers Squibb Co. ................
  expiring Jan '00 @ $60 ................               35               185,937
General Electric Co. ....................
  expiring Jan '00 @ $50 ................              203               814,538
Home Depot, Inc. ........................
  expiring Jan '00 @ $27.50 .............              120               220,500
MBNA Corp. ..............................
  expiring Jan '00
  @ $13.375(f) ..........................              239               376,425
Philip Morris Cos., Inc. ................
  expiring Jan '00 @ $30 ................              410               902,000
Tyco International, Ltd. ................
  expiring Jan '00 @ $30 ................              330             1,142,625
Wal-Mart Stores, Inc. ...................
  expiring Jan '00 @ $40 ................              100               320,000
                                                                    ------------
Total Call Options
  Purchased
  (cost $4,496,284) .....................                              4,838,125
                                                                    ------------
SHORT TERM
  INVESTMENT - 6.4%
COMMERCIAL PAPER - 6.4%
General Electric Capital Corp. ..........
  5.70%, 11/02/98
  (amortized cost
  $5,514,127) ...........................           $5,515             5,514,127
                                                                    ------------
TOTAL INVESTMENTS - 101.9%
  (cost $84,264,383) ....................                             87,231,800
                                                                    ------------

PORTFOLIO OF INVESTMENTS                         Alliance Select Investor Series
(continued)                                                    Premier Portfolio
================================================================================

Company                                        Contracts(e)            Value
--------------------------------------------------------------------------------
CALL OPTIONS
  WRITTEN - (0.1%)(a)
Nokia Corp. (ADR)
  expiring Nov '98 @ $8(b)
  (premiums received
  $26,099) ...........................                  50         $    (47,500)
                                                                   -------------
TOTAL INVESTMENTS,
  NET OF OUTSTANDING
  CALL OPTIONS
  WRITTEN - 101.8%
  (cost $84,238,284) .................                             $ 87,184,300
Other assets less
  liabilities - (1.8%) ...............                               (1,558,181)
                                                                   -------------
NET ASSETS - 100% ....................                             $ 85,626,119
                                                                   ============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b)   Country of origin -- Finland.

(c) Security, or a portion thereof, which has been segregated to collateralize written call options has a total market value of approximately $465,313.

(d) Security trades with preferred stock purchase rights expiring January 20, 2004.

(e)   One contract relates to 100 shares unless indicated otherwise.

(f)   One contract relates to 150 shares.

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES              Alliance Select Investor Series
October 31, 1998                                               Premier Portfolio
================================================================================

ASSETS
  Investments in securities, at value (cost $84,264,383) ....      $ 87,231,800
  Receivable for capital stock sold .........................         1,587,736
  Receivable for investment securities sold .................           634,652
  Receivable from Adviser ...................................            37,190
  Dividends receivable ......................................            28,038
  Deferred offering costs ...................................           162,388
                                                                   ------------
  Total assets ..............................................        89,681,804
                                                                   ------------
LIABILITIES
  Due to custodian ..........................................           624,401
  Outstanding call options written, at value (premiums
    received $26,099) .......................................            47,500
  Payable for investment securities purchased ...............         2,694,305
  Payable for capital stock redeemed ........................           153,755
  Distribution fee payable ..................................            50,022
  Advisory fee payable ......................................            42,698
  Accrued expenses ..........................................           443,004
                                                                   ------------
  Total liabilities .........................................         4,055,685
                                                                   ------------
NET ASSETS ..................................................      $ 85,626,119
                                                                   ============
COMPOSITION OF NET ASSETS
  Capital stock, at par .....................................      $      9,006
  Additional paid-in capital ................................        87,226,222
  Net realized loss on investments and written option
    transactions ............................................        (4,555,125)
  Net unrealized appreciation of investments and options
    written .................................................         2,946,016
                                                                   ------------
                                                                   $ 85,626,119
                                                                   ============
CALCULATION OF MAXIMUM OFFERING PRICE Class A Shares
  Net asset value and redemption price per share
    ($25,834,877 / 2,711,063 shares of capital stock
    issued and outstanding) .................................             $9.53
  Sales charge -- 4.25% of public offering price ............               .42
                                                                          -----
  Maximum offering price ....................................             $9.95
                                                                          =====
  Class B Shares
  Net asset value and offering price per share
    ($38,887,038 / 4,095,538 shares of capital stock issued
    and outstanding) ........................................             $9.49
                                                                          =====
  Class C Shares
  Net asset value and offering price per share
    ($20,904,204 / 2,199,329 shares of capital stock issued
    and outstanding) ........................................             $9.50
                                                                          =====

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS                          Alliance Select Investor Series
July 29, 1998* to October 31, 1998                             Premier Portfolio
================================================================================

INVESTMENT INCOME
  Interest .......................................  $   147,142
  Dividends ......................................       87,437     $   234,579
                                                    -----------
EXPENSES
  Advisory fee ...................................      183,788
  Distribution fee - Class A .....................       14,722
  Distribution fee - Class B .....................       82,068
  Distribution fee - Class C .....................       45,223
  Amortization of offering expenses ..............       54,112
  Audit and legal ................................       49,577
  Custodian ......................................       43,999
  Administrative fee .............................       35,000
  Printing .......................................       24,498
  Registration ...................................       23,999
  Transfer agency ................................       12,959
  Directors' fees ................................        6,600
  Miscellaneous ..................................        3,001
                                                    -----------
  Total expenses .................................      579,546
  Less: expenses waived and reimbursed by
    Adviser (See Note B) .........................      (49,535)
                                                    -----------
  Net expenses ...................................                      530,011
                                                                    -----------
  Net investment loss ............................                     (295,432)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND OPTIONS WRITTEN
  Net realized loss on investment transactions ...                   (4,741,040)
  Net realized gain on written option
    transactions .................................                      185,915
  Net unrealized appreciation of investments and
    options written ..............................                    2,946,016
                                                                    -----------
  Net loss on investments ........................                   (1,609,109)
                                                                    -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS .......                  $(1,904,541)
                                                                    ===========

--------------------------------------------------------------------------------
*     Commencement of operations.

      See notes to financial statements.

STATEMENT OF CHANGES                             Alliance Select Investor Series
IN NET ASSETS                                                  Premier Portfolio
================================================================================

                                                                July 29, 1998(a)
                                                                       to
                                                                October 31, 1998
                                                                ----------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss ........................................   $   (295,432)
  Net realized loss on investments and written option
    transactions .............................................     (4,555,125)
  Net unrealized appreciation of investments and options
    written ..................................................      2,946,016
                                                                 ------------
  Net decrease in net assets from operations .................     (1,904,541)

COMMON STOCK TRANSACTIONS
  Net increase ...............................................     87,430,460
                                                                 ------------
  Total increase .............................................     85,525,919

NET ASSETS
  Beginning of period ........................................        100,200
                                                                 ------------
  End of period ..............................................   $ 85,626,119
                                                                 ============

--------------------------------------------------------------------------------
(a)   Commencement of operations.

      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS                    Alliance Select Investor Series
October 31, 1998                                               Premier Portfolio
================================================================================

NOTE A: Significant Accounting Policies

The Premier Portfolio (the "Fund"), the initial portfolio of Alliance Select Investor Series, Inc. (the "Company") was incorporated in the state of Maryland on May 21, 1998 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Prior to commencement of operations on July 29, 1998, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10,000 shares of Class A and 10 shares of each of Class B and Class C for the aggregate amount of $100,000 on Class A shares and $100 on each of Class B and Class C shares on June 25, 1998. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or, if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from sales of investments and forward currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates would be reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

                                                 Alliance Select Investor Series
                                                               Premier Portfolio
================================================================================

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

4. Organization and Offering Expenses

Organization expenses of $62,500 were charged to the Fund as incurred prior to commencement of operations and reimbursed by the Adviser. Offering expenses of $216,500 have been deferred and are being amortized on a straight-line basis over a one year period.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified with the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal period, permanent differences, primarily due to net investment loss, resulted in a net decrease in net investment loss and a corresponding decrease in additional paid in capital.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions With Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee at an annualized rate of 1.10% of the Fund's average daily net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Class A shares of the Fund in relation to the investment record of the Russell 1000 Growth Index. For the period from August 1, 1998 through July 31, 1999, the Adviser will receive a minimum fee payable monthly equal to .80% annualized of the average net assets of the Fund for each day included in such annual period. The fee paid to the Adviser for this period may be increased to 1.40%, based on the investment performance of the Class A shares of the Fund in relation to the investment record of the Russell 1000 Growth Index. During the period ended October 31, 1998, the effective advisory fee was at the annualized rate of 1.05% of the Fund's average daily net assets.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), dated June 29, 1998, under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses for the period from May 21, 1998 (date of organization of the Fund) to July 31, 1999, exceeding the annual rate of 2.50% of average daily net assets for Class A shares and 3.20% of average daily net assets for Class B shares and Class C shares, respectively. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than July 31, 2001, provided that repayment does not result in the Fund's aggregate expenses in those subsequent periods exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses. At October 31, 1998, the total amount of expenses waived and reimbursed by the Adviser that are subject to repayment amounted to $112,035.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the period ended October 31, 1998, such fees amounted to $35,000.

NOTES TO FINANCIAL STATEMENTS                    Alliance Select Investor Series
(continued)                                                    Premier Portfolio
================================================================================

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $6,326 for the period ended October 31, 1998.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $3,156 from the sale of Class A shares and $45,713 and $7,197 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the period ended October 31, 1998.

Brokerage commissions paid for the period ended October 31, 1998 on investment transactions amounted to $83,812, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ") nor to DLJ directly, an affiliate of the Adviser.

--------------------------------------------------------------------------------

NOTE C: Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $771,248 and $110,058, for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments, and U.S. government securities) aggregated $96,972,082 and $13,482,730, respectively, for the period ended October 31, 1998. There were no purchases or sales of U.S. government or government agency obligations for the period ended October 31, 1998.

At October 31, 1998, the cost of investments for federal income tax purposes was $84,355,899. Gross unrealized appreciation of investments was $5,208,098 and gross unrealized depreciation of investments was $2,332,197 resulting in net unrealized appreciation of $2,875,901 (excluding written call options).

The Fund had a capital loss carryover of $4,455,022 which expires October 31, 2006. To the extent that any net capital loss carryover is used to offset future capital gains, it is probable that these gains will not be distributed to shareholders.

1. Options Transactions

For hedging purposes, the Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

                                                 Alliance Select Investor Series
                                                               Premier Portfolio
================================================================================

Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the costs basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

Transactions in options written for the period ended October 31, 1998 were as follows:

                                                        Number        Premiums
                                                      of Contracts    Received
                                                      ------------    ----------
Options outstanding at beginning of period.......         - 0 -       $    - 0 -
Options written..................................         373          657,316
Options terminated in closing purchase
  transactions...................................        (323)        (631,217)
                                                          ---         --------
Options outstanding at October 31, 1998..........          50         $ 26,099
                                                          ===         ========

--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C. Each consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                             ----------            ----------
                                               SHARES                AMOUNT
                                             ----------            ----------
                                          July 29, 1998(a)      July 29, 1998(a)
                                                 to                    to
                                          October 31, 1998      October 31, 1998
                                          ----------------      ----------------
Class A
Shares sold ..........................       3,023,758           $ 28,756,722
Shares redeemed ......................        (322,695)            (2,854,007)
                                            ----------           ------------
Net increase .........................       2,701,063           $ 25,902,715
                                            ==========           ============
Class B
Shares sold ..........................       4,396,418           $ 42,449,402
Shares redeemed ......................        (300,890)            (2,503,948)
                                            ----------           ------------
Net increase .........................       4,095,528           $ 39,945,454
                                            ==========           ============
Class C
Shares sold ..........................       2,447,233           $ 23,765,875
Shares redeemed ......................        (247,914)            (2,183,584)
                                            ----------           ------------
Net increase .........................       2,199,319           $ 21,582,291
                                            ==========           ============

--------------------------------------------------------------------------------
(a)   Commencement of operations.

                                                 Alliance Select Investor Series
                                                               Premier Portfolio
================================================================================

NOTE F: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended October 31, 1998.

                                                 Alliance Select Investor Series
FINANCIAL HIGHLIGHTS                                           Premier Portfolio
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                             -----------        -----------        -----------
                                               CLASS A            CLASS B            CLASS C
                                             -----------        -----------        -----------

                                           July 29, 1998(a)   July 29, 1998(a)   July 29, 1998(a)
                                                  to                 to                 to
                                           October 31, 1998   October 31, 1998   October 31, 1998
                                           ----------------   ----------------   ----------------
Net asset value, beginning of period .......   $ 10.00            $ 10.00            $ 10.00
                                               -------            -------            -------
Income From Investment Operations
Net investment loss (b) ....................      (.03)              (.04)              (.04)
Net realized and unrealized loss on
  investment and written option
  transactions .............................      (.44)              (.47)              (.46)
                                               -------            -------            -------
Net decrease in net asset value from
  operations ...............................      (.47)              (.51)              (.50)
                                               -------            -------            -------
Net asset value, end of period .............   $  9.53            $  9.49            $  9.50
                                               =======            =======            =======
Total Return
Total investment return based on net asset
  value (c) ................................     (4.70)%            (5.10)%            (5.00)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..   $25,835            $38,887            $20,904
Ratio to average net assets of:
  Expenses net of waivers/reimbursements (d)      2.50%              3.20%              3.20%
  Expenses before waivers/reimbursements (d)      2.70%              3.39%              3.39%
  Net investment loss net of waivers/
    reimbursements (d) .....................     (1.19)%            (1.87)%            (1.85)%
Portfolio turnover rate ....................        29%                29%                29%

--------------------------------------------------------------------------------
(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.

REPORT OF INDEPENDENT                            Alliance Select Investor Series
ACCOUNTANTS                                                    Premier Portfolio
================================================================================

To the Board of Directors and Shareholders of Alliance Select Investor Series Premier Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Select Investor Series Premier Portfolio (the "Fund") at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period July 29, 1998 (commencement of operations) through October 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
December 15, 1998

                                                 Alliance Select Investor Series
                                                               Premier Portfolio
================================================================================

BOARD OF TRUSTEES

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Dr. James M. Hester (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Kathleen Corbet, Senior Vice President
Alfred Harrison, Senior Vice President
Thomas J. Bardong, Vice President
John A. Koltes, Vice President
Michael J. Reilly, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

CUSTODIAN

The Bank of New York
One Wall Street
New York, NY 10286

PRINCIPAL UNDERWRITER

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

TRANSFER AGENT

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

(1) Member of the Audit Committee.

                                                               -----------------
                                                                   BULK RATE
                                                                 U.S. POSTAGE
                                                                      PAID
                                                                  New York, NY
                                                                Permit No. 7131
                                                               -----------------

Alliance Select Investor Series Premier Portfolio
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)

This report is intended solely for distribution to current shareholders of the Fund.

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

ASIAR